                                                                    EXHIBIT 99.5

                       FORM OF ELECTION/LETTER OF TRANSMITTAL
  TO ELECT A FORM OF CONSIDERATION AND TO SURRENDER CERTIFICATES REPRESENTING,
               OR TO TRANSFER BOOK-ENTRY FORM OF, SHARES OF STOCK
                                       OF
                               OLSTEN CORPORATION
            WHEN SURRENDERED OR TRANSFERRED PURSUANT TO AN ELECTION
                        IN CONNECTION WITH THE PROPOSED
                       MERGER OF OLSTEN CORPORATION WITH
                          A WHOLLY-OWNED SUBSIDIARY OF
                                   ADECCO SA

    This Form of Election/Letter of Transmittal is to be completed by stockholders of Olsten Corporation ("Olsten") either if stock certificates (the "Share Certificates") for shares of Olsten Common Stock, par value $.10 per share (the "Olsten Common Stock"), and/or Olsten Class B Common Stock, par value $.10 per share (the "Olsten Class B Common Stock" and, together with the Olsten Common Stock, the "Olsten Shares"), are to be forwarded herewith or if delivery of Olsten Shares is to be made by book-entry transfer to the account of Morgan Guaranty Trust Company at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to book-entry transfer procedures, or if a guarantee of delivery of such Share Certificates as provided herein, and all other required documents, is to be delivered, in connection with the proposed merger of Staffing Acquisition Corporation, a wholly-owned subsidiary of Adecco SA, with and into Olsten (the "Merger"). This Form of Election/Letter of Transmittal must be completed and delivered, together with the Olsten Share Certificates, to the
Exchange Agent by 4:00 p.m. New York City time on            , 2000 by
stockholders of Olsten who wish to make an election regarding the type of consideration they wish to receive for the Olsten Shares in the Merger.

                             THE EXCHANGE AGENT IS:
                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                 BY OVERNIGHT:
                   Morgan Guaranty Trust Company of New York
                c/o Colbent Management Corporate Reorganization
                              40 Campanelli Drive
                              Braintree, MA 02184

                   BY MAIL:                             BY FACSIMILE:                         BY HAND DELIVERY:
   Morgan Guaranty Trust Company of New York      (for eligible institutions      Morgan Guaranty Trust Company of New York
                                                            only)
      EquiServe Corporate Reorganization                (781) 575-4826          c/o Securities Transfer and Reporting Service
                P.O. Box 842007                                                                    (STARS)
             Boston, MA 02284-2007                                                      100 William Street, Galleria
                                                                                             New York, NY 10038
                                                    CONFIRM BY TELEPHONE:
                                                        (781) 575-4816

    DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    OLSTEN STOCKHOLDERS WHO EXERCISE APPRAISAL RIGHTS WITH RESPECT TO THEIR OLSTEN SHARES WILL BE DEEMED TO HAVE ELECTED CASH, DESPITE ANY OTHER ELECTION THEY HAVE MADE. EVEN IF AN OLSTEN STOCKHOLDER WITHDRAWS HIS OR HER DEMAND FOR APPRAISAL RIGHTS AND ELECTS TO RECEIVE THE MERGER CONSIDERATION, SUCH OLSTEN STOCKHOLDER WILL BE IRREVOCABLY DEEMED TO HAVE ELECTED CASH.

    The instructions accompanying this Form of Election/Letter of Transmittal should be read carefully before this Form of Election/Letter of Transmittal is completed.

THE DEADLINE FOR MAKING AN ELECTION BY SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL,
     TOGETHER WITH YOUR SHARE CERTIFICATES, IS 4:00 P.M., NEW YORK CITY
     TIME, ON               , 2000,
                   UNLESS EXTENDED (THE "ELECTION DEADLINE").

    Olsten stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and other documents required hereby to the Exchange Agent prior to 4:00 p.m., New York City time, on
           , 2000, and who wish to make an Election must do so pursuant to the guaranteed delivery procedure described below. See Instructions A2 and A5.

    OLSTEN STOCKHOLDERS MUST CHOOSE TO MAKE AN ELECTION WITH RESPECT TO ALL OF THE OLSTEN SHARES HELD BY THEM IF THEY WISH TO MAKE AN ELECTION WITH RESPECT TO ANY OF THEIR SHARES. AN ELECTION WILL ONLY BE VALID IF ACCOMPANIED BY SHARE CERTIFICATES, BOOK-ENTRY TRANSFER OF SHARES TO THE EXCHANGE AGENT OR A GUARANTEED DELIVERY.

/ /        CHECK HERE IF OLSTEN SHARES ARE BEING DELIVERED PURSUANT TO
             A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
             EXCHANGE AGENT, AND COMPLETE THE FOLLOWING (See
             Instructions A2 and A5).
           Name of Registered Holder(s):
             ----------------------------------------------------------
           Window Ticket No. (if any):
             ----------------------------------------------------------
           Date of Execution of Guarantee of Delivery (the date of the
             Form of Election/Letter of Transmittal in which the
             Guarantee of Delivery was executed):
             ------------------------------------------------------
           If delivered by book-entry transfer (assuming such procedure is available), complete the following:
           The Depository Trust Company Account Number:
             --------------------------------------------------
           Transaction Code Number:
             ----------------------------------------------------------
/ /        CHECK HERE IF OLSTEN SHARES ARE BEING DELIVERED BY
             BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE
             BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING
             (See Instruction A2).
           Name of Electing Institution:
             ----------------------------------------------------------
           The Depository Trust Company Account Number:
             ------------------------------------------------------
           Transaction Code Number:
             ----------------------------------------------------------

                                     BOX A
                                 YOUR ELECTION

------------------------------------------------------------------------------------------------------------------------
                                   TYPE OF ELECTION (SEE INSTRUCTIONS B1 AND B2) (1)
------------------------------------------------------------------------------------------------------------------------
                            CERTIFICATES ENCLOSED (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                      SELECT ONE ONLY
                                                                                                 Common
                                                                    ----------------------------------------------------
                                                                       Cash          ADS          Share          No
            Name(s) and Address(es) of                Certificate    Election     Election      Election      Election
               Registered Holder(s)                    Numbers*       (2)(6)       (3)(6)        (4)(6)          (5)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                     Total Number
                                                       of Olsten
                                                        Shares

------------------------------------------------------------------------------------------------------------------------
 (1)  In addition to either cash, American Depositary Shares ("ADSs") of Adecco SA ("Adecco") or Adecco common shares, you will also receive 0.25 of a share of common stock of Gentiva Health Services, Inc. ("Gentiva Health
      Services"), a wholly-owned subsidiary of Olsten, per Olsten Share. Following the distribution of shares of common stock of Gentiva Health Services, Gentiva Health Services will become an independent, publicly-owned company. No fractional shares of common stock of Gentiva Health Services will be issued, and cash in lieu thereof will be distributed.
 (2)  $8.75 in cash, without interest thereon, per Olsten Share. If holders of more than 50% of outstanding Olsten
      Shares elect to receive cash, such holders electing to receive cash will receive instead a combination of cash and
      Adecco ADSs.
 (3)  0.12472 of an Adecco ADS per Olsten Share. ADSs are designed in particular for individuals who are resident in the
      United States and Canada. Adecco ADSs trade in the United States. Dividends paid by Adecco to ADS holders are paid in U.S. dollars. Residents of the United States and Canada should consult their financial advisors prior to considering the Adecco common share option. If holders of more than 50% of outstanding Olsten Shares elect to receive either Adecco ADSs or Adecco common shares, such holders electing to receive Adecco ADS or Adecco common shares will receive instead a combination of cash and Adecco ADSs.
 (4)  Olsten stockholders who make this election will be entitled to receive one Adecco common share for every eight
      Adecco ADSs such Olsten stockholders would otherwise be entitled to receive if they had made an ADS election.
      Adecco common shares do not trade in the United States; they trade primarily in Switzerland and, therefore, Olsten stockholders who elect to receive Adecco common shares might have difficulty holding and trading their Adecco common shares. Additionally, Olsten stockholders who elect to receive Adecco common shares will receive future dividends in Swiss francs and, in some cases, will need to have their coupons presented in Switzerland prior to receiving payment. If holders of more than 50% of outstanding Olsten Shares elect to receive either Adecco ADSs or
      Adecco common shares, such holders electing to receive Adecco ADS or Adecco common shares will receive instead a combination of cash and Adecco ADSs. If you would prefer to receive Adecco common shares by book-entry transfer, you must complete the box entitled "Special Common Share Delivery Instructions."
 (5)  Depending on what the other Olsten stockholders elect, you may receive all cash, all Adecco ADSs or a combination of cash and Adecco ADSs.
 (6)  No fraction of an Adecco ADS or of an Adecco Common Share will be delivered in the merger. An Olsten stockholder who has not made a Common Share Election and who would otherwise be entitled to receive a fraction of an Adecco
      ADS shall be deemed, by completing and delivering this Form of Election/Letter of Transmittal, to have instructed the Exchange Agent, as an agent of such Olsten stockholder, to sell such fractional ADS in a manner as the
      Exchange Agent may, in its sole discretion, determine. An Olsten stockholder who has made a Common Share Election and who would otherwise be entitled to receive a number of Adecco ADSs, had such Olsten stockholder made an ADS
      Election, that is not a whole multiple of eight shall be deemed, by completing and delivering this Form of
      Election/Letter of Transmittal, to have instructed the Exchange Agent, as agent of such Olsten stockholder, to sell such Adecco ADSs (including fractions thereof) that would remain after delivering to such Olsten stockholder a whole number of Adecco Common Shares instead of Adecco ADSs that such Olsten stockholder would have received had such Olsten stockholder made an ADS Election, with such sale to be made in a manner as the Exchange Agent may, in its sole discretion, determine.

------------------------------------------------------------------------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY.

* If you do not hold Share Certificates, please indicate and a book-entry transfer will be made for you.

Ladies and Gentlemen:

    In connection with the Merger, the undersigned hereby submits the Share Certificates evidencing Olsten Shares listed above, or hereby transfers ownership of such Share Certificates on the account books maintained by the Book-Entry Transfer Facility, and elects ("Election"), subject to the limitations set forth below, to have each Olsten Share represented by such Share Certificates converted into, in addition to the right to receive 0.25 of a share of common stock of Gentiva Health Services, (i) the right to receive $8.75 in cash, without interest thereon (the "Cash Consideration"), or (ii) 0.12472 of an Adecco ADS (the "ADS Consideration"), or (iii) the right to receive 0.01559 of an Adecco common share (the "Common Share Consideration" and, together with the ADS Consideration, the "Equity Consideration"), as indicated in Box A, or
(iv) by selecting "No Election" in Box A or by failing to make a selection in Box A, the right to receive the form of merger consideration available to nonelectors under the Merger Agreement (as defined below). It is understood that, pursuant to the Merger Agreement (as defined below), the aggregate number of Olsten Shares to be converted into the right to receive the Cash Consideration and the aggregate number of Olsten Shares to be converted into the right to receive the Equity Consideration will, in each case, be equal to 50% of the total number of Olsten Shares issued and outstanding immediately prior to the effective time of the Merger. In the event that the aggregate proportion of Olsten Shares in respect of which Elections for the Cash Consideration and the Equity Considerations differs, in each case, from 50% of the total number of Olsten Shares issued and outstanding immediately prior to the effective time of the Merger ("Oversubscription"), the aggregate Cash Consideration and the Equity Consideration will be subject to proration in accordance with the procedure set forth in the Merger Agreement. It is understood that the election is subject to
(A) issuance of a prorated combination of Cash Consideration and Equity Consideration in the event of an Oversubscription, (B) the other terms of the Agreement and Plan of Merger, dated August 17, 1999 (the "Merger Agreement"), attached as Annex B of the Proxy Statement/Prospectus of Olsten and Adecco,
(C) automatic designation as having elected cash with respect to the Olsten Shares held by the undersigned for which appraisal rights have been exercised and (D) the accompanying instructions. See "The Merger Agreement--The Merger" in the Proxy Statement/Prospectus. Olsten's acceptance of Olsten Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement among the undersigned and Olsten on the terms and subject to the conditions of (A), (B), (C) and (D) listed above.

    BY EXECUTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, THE UNDERSIGNED ACKNOWLEDGES THAT (1) THE UNDERSIGNED WILL BE DEEMED TO HAVE ELECTED CASH FOR THE UNDERSIGNED'S OLSTEN SHARES FOR WHICH DEMAND FOR APPRAISAL RIGHTS HAS BEEN EXERCISED PURSUANT TO SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, DESPITE ANY ELECTION THE UNDERSIGNED HAS MADE OR DESPITE WITHDRAWAL OF SUCH DEMAND BY THE UNDERSIGNED, AND (2) THE UNDERSIGNED HAS RECEIVED A COPY OF
SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.

    ALTHOUGH THERE CAN BE NO ASSURANCE THAT A HOLDER OF OLSTEN SHARES WILL RECEIVE THE CONSIDERATION THAT HE OR SHE ELECTS AS TO HIS OR HER OLSTEN SHARES, A HOLDER OF OLSTEN SHARES HAVING A PREFERENCE TO RECEIVE A SPECIFIC FORM OF CONSIDERATION FOR HIS OR HER OLSTEN SHARES SHOULD MAKE AN ELECTION. NONE OF OLSTEN'S, ADECCO'S OR GENTIVA HEALTH SERVICES' BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO THE FORM OF CONSIDERATION OLSTEN STOCKHOLDERS SHOULD ELECT TO RECEIVE IN THE MERGER. EACH STOCKHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO HIS OR HER ELECTION. IF A STOCKHOLDER MAKES NO ELECTION, OR MAKES A NON-ELECTION, HE OR SHE WILL RECEIVE THE FORM OF CONSIDERATION NOT ALLOCATED TO OLSTEN STOCKHOLDERS WHO DID ELECT THE FORM OF CONSIDERATION THEY WISH TO RECEIVE IN THE MERGER AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

    Failure of a holder of Olsten Shares to properly complete and return this Form of Election/Letter of Transmittal together with his or her Share Certificates, or with an appropriate guarantee of delivery herein of such Share Certificates, to the Exchange Agent by the Election Deadline, or a holder of Olsten Shares who cannot complete the procedure for delivery by book-entry transfer on a timely basis, and who fails to comply with the election procedures described in the Proxy Statement/Prospectus and this Form of Election/Letter of Transmittal (including the instructions hereto) will result in such holder being deemed to have selected "No Election" in Box A.

    The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Olsten Shares represented thereby, a certificate for the shares of Gentiva Health Services common stock and any check for the cash and/or any Adecco ADSs or Adecco common shares issuable in the Merger. If Share Certificates are not delivered herewith, there is furnished herein a guarantee of delivery of such Share Certificates from an Eligible Institution (as defined herein). In addition, the undersigned authorizes and instructs you, as Exchange Agent and as an agent for the undersigned, to sell Adecco ADSs as described in footnote (6) of Box A and to distribute and deliver, in lieu of the Adecco ADSs sold, a cash payment representing the undersigned's proportionate interest in the net proceeds from such sale or sales of Adecco ADSs.

    The undersigned represents and warrants that the undersigned has full power and authority to surrender the Share Certificate(s) surrendered herewith or transferred in book-entry form or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that delivery of the Share Certificate(s) shall pass only after the Exchange Agent has actually received the Share Certificate(s). All questions as to the validity, form and eligibility of an Election and surrender of Share Certificates hereunder shall be determined by Olsten (which may delegate power in whole or in part to the Exchange Agent), and such determinations shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Olsten to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Olsten Shares delivered herewith. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    Unless otherwise indicated in the box entitled "Special Payment/Issuance Instructions," please issue any check and/or register any Adecco ADSs and Gentiva Health Services common stock in the name of the registered holder(s) of the Olsten Shares appearing above under Box A herein. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and/or any Adecco ADSs and Gentiva Health Services common stock to the registered holder(s) of the Olsten Shares at the address(es) of the registered holder(s) appearing above under Box A herein. In the event that the boxes entitled "Special Payment/Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue any check and/or Adecco ADSs and Gentiva Health Services common stock or in the name(s) of, and mail such check and such certificate to, the person(s) so indicated. If the common share election has been made and the box entitled "Special Common Share Delivery Instructions" has been completed, please issue any Adecco common shares in the name(s) of, and mail such certificates to, the person(s) so indicated.

    ADSs are designed in particular for individuals who are residents of the United States and Canada. Any Olsten stockholder in this category should consult his or her financial advisor prior to electing to receive Adecco common shares.

--------------------------------------------------  --------------------------------------------------
      SPECIAL PAYMENT/ISSUANCE INSTRUCTIONS                   SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS A1 AND C3)                        (SEE INSTRUCTIONS A1 AND C3)

 To be completed ONLY if the check is to be made     To be completed ONLY if the check or Adecco ADSs
 payable to, or Adecco ADSs* and Gentiva Health      and Gentiva Health Services shares are to be
 Services shares are to be registered in, the name   mailed to someone other than the undersigned or
 of someone other than the undersigned.+             to the undersigned at an address other than that
                                                     shown under Box A.+

                                                     Mail checks and/or certificate to:

                      Name:                                               Name:
                      (Please Print)                                  (Please Print)

                                          Address:                                            Address:
                                        (Zip Code)                                          (Zip Code)

Taxpayer Identification or Social Security Number
            (See Substitute Form W-9)

                                                    --------------------------------------------------
--------------------------------------------------

 + Adecco ADSs and Gentiva Health Services shares you receive in the merger must be registered in the same name and delivered to the same address. It is not acceptable to request registration of your
 Adecco ADSs in one name, and your Gentiva Health Services shares in another name. Likewise, your
 Adecco ADSs cannot be sent to a different address than your Gentiva Health Services shares.

 * Any election for a physical certificate will require the completion and submission of additional documents prior to the delivery of Adecco common shares. These documents will be supplied to you upon completion of the offer. This process could add delays to the receipt of your merger consideration.

 -----------------------------------------------------------------------------------------------------

                              SPECIAL COMMON SHARE DELIVERY INSTRUCTIONS
                                         (SEE INSTRUCTION C3)

 To be completed ONLY if you have elected to receive Adecco common shares in Box A.

 Physical/Certificated Form*                         Book-Entry Delivery**

 (Full Name)                                         (Sub-Custodian Name)

 (Address)                                           (Beneficial account name and number)

 (Address)                                           (Contact Name & Telephone Number at
                                                     sub-custodian)

 (Address)

 (Contact Name and Telephone Number)

 -----------------------------------------------------------------------------------------------------

 * Any election for a physical certificate will require the completion and submission of additional documents prior to the delivery of Adecco common shares. These documents will be supplied to you upon completion of the offer. This process could add delays to the receipt of your merger consideration.

 ** Deliveries in book-entry will be made free of payment. Sub-Custodians are required to pre-match instructions (i.e. quantity of shares, delivery date).

 -----------------------------------------------------------------------------------------------------

                                              SIGNATURE

 SIGN HERE:

                                                                         Name(s):
                                                                      (Please Print)
                  Signature(s) of Owner(s)

 Must be signed by registered owner(s) exactly as    Name(s):
 name(s) appear(s) on stock certificate(s) or by
 person(s) authorized to become registered
 holder(s) by certificates and documents                       (Area Code and Telephone Number)
 transmitted herewith. If signature is by
 attorney, executor, administrator, trustee or
 guardian or others acting in a fiduciary            (Payee Taxpayer Identification or Social Security
 capacity, set forth full title and see              Number)
 Instruction C2.                                     Dated:
                                         SIGNATURE GUARANTEE

 If you have filled out the Special                  Name of
 Payment/Issuance Instructions above or have         Guarantor
 requested in the Special Common Share Delivery
 Instructions above that the Adecco common shares
 issuable be registered, issued or delivered to a
 person other than the registered holder of the
 Share Certificates surrendered herewith, you must
 have your signatures medallion guaranteed by an
 Eligible Institution. (See Instructions A1, C2
 and C3.)

 Date:                                               Signature(s)
 Apply Signature Medallion:                          Guaranteed:
                                                                   (Authorized signature required)
 -----------------------------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY

    If certificates for Olsten Shares are not available prior to the Election Deadline, the following Guarantee may be completed by an Eligible Institution and the election made herein will be valid if such certificates, together with a completed Form of Election/Letter of Transmittal, are received by the Exchange Agent within three trading days after the date of execution hereof.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Form of Election/Letter of Transmittal, certificates representing the Olsten Shares covered hereby in proper form for transfer and any required documents, together with a completed Form of Election/Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE GENERAL INSTRUCTIONS A1 AND A6.

    The undersigned acknowledges that it must deliver the Olsten Shares covered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Dated: ----------------------------------------     -------------------------------------------------
                                                                   (Firm--Please Print)
Number of Olsten Shares: ------------------------   -------------------------------------------------
                                                                  (Authorized Signature)
If Olsten Shares will be delivered by book-entry
transfer, provide the Depository Trust Company
account number: --------------------------------    -------------------------------------------------
                                                                        (Address)
                                                    -------------------------------------------------
                                                             (Area Code and Telephone Number)

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, an Olsten stockholder whose Olsten Shares are exchanged for merger consideration is required to provide the Exchange Agent (as payor) with his or her current taxpayer identification number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If the stockholder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service, and the exchange of Olsten Shares for merger consideration may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

    Certain Olsten stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on a Substitute Form W-9. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments to the Olsten stockholder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on the exchange of Olsten Shares for merger consideration, the Olsten stockholder is required to notify the Exchange Agent of his or her current TIN by competing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN), and that (i) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    Olsten stockholders are required to give the Exchange Agent the TIN (E.G., Social Security number or employer identification number) of the registered owner of the Olsten Shares. If the Olsten Shares are registered in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

            PAYOR'S NAME: MORGAN GUARANTY TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------------------------------------------------------
 Name as shown above on account (if joint account, list first and circle the name of the person or entity whose number you enter below).

--------------------------------------------------------------------------------------------------------------------------------
 Address (if stockholder does not complete, signature below will constitute a certification that the address shown earlier is correct).

--------------------------------------------------------------------------------------------------------------------------------
 City, State, and Zip code.

--------------------------------------------------------------------------------------------------------------------------------
                SUBSTITUTE                  PART I--Enter your taxpayer                  Social Security Number
                FORM  W-9                   identification number to the right. For      or Employer Identification Number
        DEPARTMENT OF THE TREASURY          most individuals, this is your Social        ---------------------------------------
         INTERNAL REVENUE SERVICE           Security number. If you do not have a        If you do not have a TIN, but are
           PAYOR'S REQUEST FOR              number, see "Obtaining a Number" in the      awaiting one, write "Applied For" in
   TAXPAYER IDENTIFICATION NUMBER (TIN)     enclosed Guidelines.                         the space above for the TIN and sign
                                            Note: If the account is in more than one     and date below.
                                            name, see the chart on page 1 of the
                                            enclosed Guidelines on which number to
                                            give the payer.
                                           -------------------------------------------------------------------------------------
                                            PART II--For payees exempt from backup withholding, please indicate exempt status here, see the enclosed Guidelines for Certification of Taxpayer Identification
                                            Number on Substitute Form W-9 and complete as instructed under "Important Tax
                                            Information" above. / /
                                           -------------------------------------------------------------------------------------
                                            CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                            (1)  The number shown on this form is my correct Taxpayer Identification Number (or
                                            I am waiting for a number to be issued to me),
                                            (2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and
                                            (3)  Any other information provided on this form is true and correct.
                                           -------------------------------------------------------------------------------------

                                            CERTIFICATE INSTRUCTIONS.  You must cross      CERTIFICATE OF AWAITING TAXPAYER
                                            out item (2) above if you have been                   IDENTIFICATION NUMBER
                                            notified by the IRS that you are subject     I certify under penalties of perjury
                                            to backup withholding because of             that a taxpayer identification number
                                            underreporting interest or dividends on      has not been issued to me, and either
                                            your tax return. However, if after being     (a) I have mailed or delivered an
                                            notified by the IRS that you were subject    application to receive a taxpayer
                                            to backup withholding you received           identification number to the
                                            another notification from the IRS stating    appropriate Internal Revenue Service
                                            that you are no longer subject to backup     Center or Social Security Office or
                                            withholding, do not cross out item (2).      (b) I intend to mail or deliver an
                                            (Also see the enclosed Guidelines for        application in the near future. I
                                            Certification of Taxpayer Identification     understand that if I do not provide a
                                            Number on Substitute Form W-9).              taxpayer identification number within
                                            SIGNATURE -------------------------          sixty (60) days, 31% of any cash
                                            DATE-------------------------------          payments made to me thereafter may be
                                                                                         withheld until I provide a number.
                                                                                      ---------------------------------------
                                                                                         Signature          Date
--------------------------------------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
           IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN ABOVE.

                                  INSTRUCTIONS

A. FORM OF ELECTION/LETTER OF TRANSMITTAL

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Form of Election/ Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (generally a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program) (an "Eligible Institution"). No signature guarantee is required on this Form of Election/Letter of Transmittal if this Form of Election/Letter of Transmittal is signed by the registered holder(s) of Olsten Shares delivered herewith, unless such holder(s) has completed either (i) the box entitled "Special Delivery Instructions," (ii) the box entitled "Special Payment/Issuance Instructions,"
(iii) the box entitled "Special Common Share Delivery Instructions" or (iv) the section entitled "Guarantee of Delivery." If a Share Certificate is registered in the name of a person other than the signer of this Form of Election/Letter of Transmittal, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on the Share Certificate or stock powers guaranteed as described above.

    2. DELIVERY OF FORM OF ELECTION AND CERTIFICATES. This Form of Election/Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith, if Olsten Shares are to be delivered by book-entry transfer pursuant to book-entry transfer procedures or if delivery of Olsten Shares is to be guaranteed. Share Certificates evidencing all delivered Olsten Shares or confirmation of a book-entry transfer of such Olsten Shares, if such procedure is available, into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to book-entry transfer procedures together with a properly completed and duly executed Form of Election/Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) or a completed Guarantee of Delivery contained herein and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the reverse hereof prior to the Election Deadline. If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Form of Election/Letter of Transmittal must accompany each such delivery. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Olsten Shares, that such participant has received and agrees to be bound by the terms of this Form of Election/Letter of Transmittal and that Adecco and Olsten may enforce the agreement against the participant and deem the participant as having elected cash if the participant has exercised appraisal rights.

    Record holders of Olsten Shares who are nominees only should submit a separate Form of Election/Letter of Transmittal for each beneficial owner for whom the holder is a nominee; provided, however, that at the request of the Exchange Agent, such holder shall certify to the satisfaction of the Exchange Agent that the record holder holds the Olsten Shares as nominee for the beneficial owner thereof. Each beneficial owner for which a Form of Election/Letter of Transmittal is submitted will be treated as a separate holder of Olsten Shares.

    Olsten stockholders whose Forms of Election/Letters of Transmittal and
(i) Share Certificates or (ii) notice of delivery under guarantee are not received prior to the Election Deadline or who cannot timely complete the procedure for delivery by book-entry transfer will be deemed not to have elected a form of consideration to be received in the Merger.

    THE METHOD OF DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL (INCLUDING, IF APPLICABLE, THE SECTION ENTITLED "GUARANTEE OF DELIVERY"), SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE OLSTEN STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    3. INADEQUATE SPACE. If the space provided under Box A herein is inadequate, the Share Certificate numbers, the number of Olsten Shares evidenced by the Share Certificates and the number of Olsten Shares delivered should be listed on a separate schedule and attached hereto.

    4. TERMINATION OF MERGER AGREEMENT. If the Exchange Agent is notified in writing by Adecco or Olsten that the Merger Agreement has been terminated, all Elections will be automatically revoked and Share Certificates will be promptly returned to the persons who have submitted them.

    5. GUARANTEE OF DELIVERY. Holders whose Share Certificate(s) is (are) not immediately available or holders who cannot timely complete the procedure for delivery by book-entry transfer may deliver the Olsten Shares and may also make an effective election by (a) completing Box A, having the box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message and delivering such documents to the Exchange Agent prior to the Election Deadline) and (b) delivering their Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of the Olsten Shares, if such procedure is available, into the Exchange Agent's account at the Book-Entry Transfer Facility within three New York Stock Exchange trading days after the date of execution hereof. In addition, at the time the Share Certificate(s) (or the Olsten Shares pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election/Letter of Transmittal with only the section entitled "Notice of Delivery under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the Share Certificate(s) (or the Olsten Shares by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported election with respect to the Olsten Shares subject to such guarantee will be void.

    6. EFFECT OF EXERCISE OF APPRAISAL RIGHTS. An Olsten stockholder who validly exercises appraisal rights will be deemed to have elected cash with respect to such Olsten shares, despite any other election such Olsten stockholder has made.

    7. IRREVOCABLE ELECTION. Other than with respect to Olsten Shares held by an Olsten stockholder who has made a demand for appraisal for such Olsten Shares, the first valid election of form of merger consideration received by the Exchange Agent with respect to Olsten Shares held by an Olsten stockholder, regardless of the order in which the Elections of such Olsten stockholder were mailed, will be the irrevocable election of form of merger consideration with respect to such Olsten Shares and will not be subject to withdrawal, amendment or revocation. An Olsten stockholder who has made a demand for appraisal with respect to Olsten Shares held by such Olsten stockholder will be deemed to have elected to receive the Cash Consideration regardless of any other election such Olsten stockholder may make.

B. ELECTION AND ALLOCATION PROCEDURES

    1. ELECTIONS. By completing Box A above and completing this Form of Election/Letter of Transmittal in accordance with the instructions hereto and submitting Share Certificates, an Olsten stockholder will be permitted to make an Election with respect to all of the Olsten Shares held by such holder; provided, however, that in order to make an Election with respect to any Olsten Shares held by the holder, the same Election must be made with respect to all Olsten Shares held by such holders.

    The deadline for submitting this Form of Election/Letter of Transmittal to
the Exchange Agent is 4:00 p.m., New York City time, on            , 2000,
unless extended. Adecco and Olsten may extend the Election Deadline to a later date so long as such later date is no later than the date on which the Merger is consummated. If the Election Deadline is extended, Olsten will announce such determination or extension in a news release delivered to the Dow Jones News Service.

    Failure of a holder of Olsten Shares to properly complete and return this Form of Election/Letter of Transmittal together with his or her Share Certificates, or with an appropriate guarantee of delivery of Share Certificates as provided herein, to be received by the Election Deadline, or a holder of Olsten Shares who cannot timely complete the procedure for delivery by book-entry transfer and who fails to comply with the election procedures described in the Proxy Statement/Prospectus and this Form of Election/Letter of Transmittal (including the instructions hereto) may cause each of such holder's Olsten Shares to be treated as having selected "No Election" under Box A and the holder's Olsten Shares shall be converted into the right to receive the form of consideration to be received by Olsten stockholders who selected "No Election," without regard to the preference of the holder of Olsten Shares.

    2. ELECTION PROCEDURES/ALLOCATION. As set forth in the Proxy Statement/Prospectus, the number of Olsten Shares to be converted into the right to receive Cash Consideration and the number of Olsten Shares to receive Equity Consideration in the Merger, shall, in each case, be equal to 50% of the total number of Olsten Shares issued and outstanding immediately prior to the Effective Time of the Merger. In the event of an Oversubscription, the aggregate Cash Consideration and the Equity Consideration will be subject to proration in accordance with the procedure set forth in the Merger Agreement and in the Proxy Statement/Prospectus under the section "The Merger--The Merger Agreement." BECAUSE OF THE LIMITATIONS ON THE NUMBER OF OLSTEN SHARES TO BE CONVERTED INTO THE RIGHT TO RECEIVE CASH CONSIDERATION AND EQUITY CONSIDERATION UNDER THE ELECTION AND ALLOCATION PROCEDURES DESCRIBED HEREIN AND IN THE PROXY STATEMENT/PROSPECTUS, NO ASSURANCE CAN BE GIVEN THAT HOLDERS OF OLSTEN SHARES WILL RECEIVE THEIR REQUESTED FORM OF MERGER CONSIDERATION.

    No certificate representing fractional Adecco ADSs, fractional Adecco common shares or fractional shares of Gentiva Health Services common stock will be delivered. The Exchange Agent will remit cash without interest in lieu of such fractions. No Olsten stockholder shall be entitled to dividends, voting rights or other rights in respect of any fractional shares.

    A more complete description of the election and allocation procedures is set forth in the Proxy Statement/ Prospectus under "The Merger--The Merger Agreement" and "Information Concerning the Olsten Special Meeting--Election, Exchange and Payment Procedures." All Elections are subject to compliance with the election procedures provided for in the Merger Agreement, as amended. In connection with making an Election, an Olsten stockholder should read carefully, among other matters, the description and statement of the information contained in the Proxy Statement/Prospectus under "Material U.S. Federal Income Tax Consequences of the Merger and the Split-Off."

C. RECEIPT OF MERGER CONSIDERATION, SIGNATURES, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

    1. RECEIPT OF MERGER CONSIDERATION. As soon as practicable after the Effective Time, checks and/or Adecco ADSs or common shares, in each case, together with certificates for shares of Gentiva Health Services common stock, will be distributed to those holders who are entitled thereto and who have surrendered their Share Certificates to the Exchange Agent for cancellation.

    2. SIGNATURES ON FORM OF ELECTION/LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Olsten Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing the Olsten Shares without altercation, enlargement or any other change whatsoever.

    If any Olsten Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Election/Letter of Transmittal.

    If any of the Olsten Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of such Olsten Shares.

    If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Olsten Shares delivered herewith, no endorsements of Share Certificates or separate stock powers are required, unless checks are to be payable to the order of, or Adecco ADSs or Gentiva Health Services common stock are to be registered in the name of, a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Olsten Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Form of Election/Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to Olsten and Adecco of such person's authority so to act must be submitted.

    3. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any check is to be payable to the order of, or any Adecco ADSs or common shares or Gentiva Health Services common stock registered in the name of, a person other than the person(s) signing this Form of Election/Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election/Letter of Transmittal or to the person(s) signing this Form of Election/Letter of Transmittal but at an address other than that shown in Box A herein, the appropriate boxes on this Form of Election/Letter of Transmittal must be completed.

    4. STOCK TRANSFER TAXES. Adecco will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates of Adecco ADSs or Adecco common shares in connection with the Merger, Gentiva Health Services will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of certificates of shares of Gentiva Health Services common stock in the Merger; provided, however, that if any such check or certificate is to be issued in a name other than that in which the Share Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check or certificate is issued. EXCEPT AS PROVIDED IN THIS INSTRUCTION C4, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE OLSTEN SHARES DELIVERED HEREWITH.

    5. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its address or telephone number set forth above. Additional copies of the Proxy Statement/Prospectus, this Form of Election/Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent or from brokers, dealers, commercial banks or trust companies.

    6. TAXPAYER IDENTIFICATION NUMBER. Each Olsten stockholder is required to provide the Exchange Agent with his or her correct taxpayer identification number ("TIN"), his or her Social Security or federal employer identification number, on Substitute Form W-9, which is provided herein, or alternatively, to establish another basis for exemption from backup withholding. If the Olsten stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder must write "Applied For" in the space reserved for the TIN and sign and date the space in the box entitled "Certificate of Awaiting Taxpayer Identification Number." An Olsten stockholder must cross out item (2) in the Certification box on Substitute Form W-9 if the stockholder is subject to backup withholding. Failure to provide the information on the form may subject the Olsten stockholder to 31% federal income tax backup withholding on the cash payment of merger consideration to such stockholder or other payee. If the Exchange Agent is not provided with a TIN within 60 days and an exemption from back-up withholding has not otherwise been established, thereafter the Exchange Agent will withhold 31% from all such cash payments with respect to the Olsten Shares to be exchanged until a TIN is provided to the Exchange Agent.

    7. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any Share Certificate(s) representing Olsten Shares has been lost, destroyed or stolen, the Olsten stockholder should promptly notify ChaseMellon Shareholder Services L.L.C., the transfer agent for Olsten, at Lost Securities Department, P.O. Box 3317, South Hackensack, New Jersey 07606-1917. Olsten stockholders who reside within the United States may call (800) 851-9677 for assistance, and Olsten stockholders who do not reside within the United States may call
(201) 296-8666. The Olsten stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Form of Election/Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.